Sterling Capital Diverse Multi-Manager Active ETF

DEIF

A series of Northern Lights Fund Trust IV (the “Fund”)

Shares of the Fund are listed and traded on NYSE Arca (the “Exchange” or “NYSE”)

Supplement dated December 1, 2023 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Fund dated September 28, 2023

The Board of Trustees of the Northern Lights Fund Trust IV (the “Board”) has authorized an orderly liquidation of the Fund. On December 1, 2023, the Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders.

The last day of trading of the Fund’s shares on NYSE will be January 3, 2024 (“Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on January 12, 2024 (the “Liquidation Date”).

From the Closing Date (January 3, 2024) through the Liquidation Date (January 12, 2024), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.

Shareholders remaining on January 12, 2024 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

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This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with those documents. The Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting https://sterlingcapital.com/investments/exchange-traded-funds/or by calling 1-888-637-7798 (toll-free). For additional information regarding the liquidation, shareholders of the Fund may call 1-888-637-7798 (toll-free).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE